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                                                                 EXHIBIT 10.15A


                         AMENDMENT NUMBER ONE TO LEASE
                         -----------------------------
                        AGREEMENT FOR DELETION OF SPACE
                        -------------------------------

This Agreement for Deletion of Space ("Agreement") is entered into on this 1st day of October, 1999 by and between The Equitable Life Assurance Society of the United States, Inc., a New York Corporation (hereinafter "Landlord") and Walker Interactive Systems, Inc. a Delaware Corporation (hereinafter "Tenant"):

                                  WITNESSETH

WHEREAS, the parties hereto have entered into a certain Lease (The "Lease") dated August 25, 1997, demising certain premises in the Building at 303 Second Street, in San Francisco, California and,

WHEREAS, it is the desire of the parties to amend said Lease, NOW THEREFORE, effective October 1, 1999, the parties hereto agree as follows:

1. PREMISES: The Premises as defined in said Lease, as amended to eliminate the space shown by crosshatched lines on Exhibit A attached hereto, shall be decreased from 72,299 square feet to 54,626 square feet and will continue to be known as Suite 300 North commencing on October 1, 1999.

2. STORAGE: The Premises known as Suite 304 South containing approximately 1,800 square feet of shell space utilized as storage by Tenant shall remain. The rent for such storage space shall continue to be $2,250 per month and $27,000 per year.

3. SUITES: Suites 375 South and 306 South are hereby deleted in all references in said lease.

4. RENT: Section H of the Basic Lease Information of said lease, is hereby amended to decrease the Base Rent stipulated therein as stated below.

  DATE                                 PER MONTH               PER YEAR
-------------------------------------------------------------------------------
  10/01/1999  to  9/30/2002            $119,254.50             $1,431,054

  10/01/2002  to  9/30/2004            $132,505.00             $1,590,060

  10/01/2004  to  9/30/2007            $145,755.50             $1,749,066

5. PRO RATA SHARE: Tenants pro rata share of the increase in taxes and operating expenses over the base year, as defined in the lease, shall be amended from 10.63% to 7.78% based on the new NRA of 700,892. The base year shall remain 1997.

6. SECURITY DEPOSIT: Landlord shall continue to maintain the existing deposit of $70,699.34 from the original lease dated October 30, 1988 on account.

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                         AMENDMENT NUMBER ONE TO LEASE
                         -----------------------------
                        AGREEMENT FOR DELETION OF SPACE
                        -------------------------------
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7.    TENANT'S ADDRESS FOR NOTICES:

                                Walker
                                Attention Chief Financial Officer
                                303 Second Street, Suite 300 North
                                San Francisco, CA  94107

LANDLORDS ADDRESS FOR NOTICES:

                                The Equitable Life Assurance Society of the United States
                                C/O Lend Lease Real Estate Investments, Inc.
                                One Front Street, Suite 1100
                                San Francisco, California 94111
                                Attention:  Vice President, Asset Management

With a copy to:                 The Equitable Life Assurance Society of the United States
(Landlord's Managing Agent)     C/O Jones Lang LaSalle Americas, Inc.
                                303 Second Street, Suite 104 North
                                San Francisco, California 94107
                                Attention:  General Manager
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8.    OPTION TO RENEW:  Tenant's option to renew per paragraph 3 of the First
      Addendum to lease shall remain in full force and effect.

9.    OPTIONS TO EXPAND:  Paragraphs 4 - 355S OPTION TO EXPAND and
                                         ---------------------
      5 - 325S OPTION TO EXPAND of the First Addendum to lease pages 3 and 4 are
      ---------------
      hereby deleted and are no longer in full force and effect.

10. FULL FORCE AND EFFECT: It is understood and agreed between the parties hereto that said Lease, as amended, shall have the same effect and all covenants, conditions, remedies and terms of the original lease including the security payment provision, if any, shall remain in full force and effect, except as aforesaid.

IN WITNESS WHEREOF, the parties have executed this Lease Termination Agreement as of the date first hereinabove set forth.

  Tenant:                                  Landlord:

  Walker Interactive Systems, Inc. a       The Equitable Life Assurance Society

  Delaware Corporation                     of the United States, Inc. A New York

                                           Corporation

  /s/ Michael Shahbazian
------------------------------------       ------------------------------------

By:  Michael Shahbazian                    By:  James Piane
------------------------------------       ------------------------------------

Its:  Chief Financial Officer              Its: Investment Officer
------------------------------------       ------------------------------------

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